UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 19, 2011
Date of Report (Date of earliest event reported)

YATERRA VENTURES CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-53556	75-3249571
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

240 Martin Street, #3
Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 510-8998
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT

On October 19, 2011, Jarrett Bousquet entered into a share transfer agreement (the “Share Transfer Agreement”) with David K. Ryan, the President, Secretary, Treasurer and director of Yaterra Ventures Corp. (the “Company”) whereby Mr. Bousquet transferred 900,000 shares of the Company’s common stock to Mr. Ryan (the “Share Transfer”). As a result of the Share Transfer, Mr. Ryan now owns approximately 55.2% of the Company’s common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YATERRA VENTURES CORP.

Date: October 25, 2011
	By:	/s/ David K. Ryan

DAVID K. RYAN
President, Secretary, Treasurer and Vice President,
Finance